UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

	)	Chapter 11
In re:	)
	)	Case No. 21-11880 (MEW)
GTT COMMUNICATIONS, INC., et al.,[1]	)
	)	(Jointly Administered)
Debtors.	)
)

NOTICE OF (I) COMMENCEMENT OF CHAPTER 11
BANKRUPTCY CASES, (II) HEARING ON THE DISCLOSURE STATEMENT,
CONFIRMATION OF PREPACKAGED PLAN AND RELATED MATTERS, AND
(III) APPROVAL OF SOLICITATION PROCEDURES AND FORMS OF BALLOTS
NOTICE IS HEREBY GIVEN as follows:
On October 31, 2021 (the “Petition Date”), GTT Communications, Inc. and its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors” and, together with each Debtor’s direct and indirect non-Debtor subsidiaries, the “Company”), each commenced a case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). On the Petition Date, the Debtors filed the Modified Joint Prepackaged Chapter 11 Plan of Reorganization of GTT Communications, Inc. and Its Debtor Affiliates [Docket No. 48] (as amended, supplemented, or otherwise modified from time to time, the “Plan”) and a related disclosure statement [Docket No. 20] (as amended, supplemented, or otherwise modified from time to time, the “Disclosure Statement”) pursuant to Bankruptcy Code sections 1125 and 1126(b).2 Copies of the Plan, the Disclosure Statement and other information regarding the Chapter 11 Cases may be obtained free of charge by (i) visiting the website maintained by the Debtors’ solicitation agent, Prime Clerk LLC (the “Solicitation Agent”), at https://cases.primeclerk.com/gtt; (ii) calling the Solicitation Agent at (877) 329-1803 (U.S. toll free) or (347) 532-7908 (international toll); or (iii) sending an email message to: gttinfo@primeclerk.com.
The Plan implements a pre-packaged restructuring agreed to by and among the Debtors and their major stakeholders. As of the Petition Date, Holders of more than 85% in amount of
1     The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, are: GTT Communications, Inc. (6338); Communication Decisions - SNVC, LLC (6338); Core180, LLC (6338); Electra Ltd. (6338); GC Pivotal, LLC (6227); GTT Americas, LLC (1133); GTT Global Telecom Government Services, LLC (6338); GTT RemainCo, LLC (0472); GTT Apollo Holdings, LLC (2300); and GTT Apollo, LLC (8127). The service address for the Debtors is 7900 Tysons One Place, Suite 1450, McLean, VA 22102.
2    Capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan or the Disclosure Statement, as applicable.

the 2018 Credit Facility Claims and Holders of more than 76% in amount of the Senior Notes Claims have entered into a restructuring support agreement with the Debtors (the “Restructuring Support Agreement”) (a copy of which is attached as Exhibit B to the Disclosure Statement). Prior to the Petition Date, on September 16, 2021, the Company consummated the I Squared Infrastructure Sale and prepaid approximately $1.673 billion of its funded debt. The primary purpose of the Plan is to implement an equitization of a significant portion of the Debtors’ secured debt and to provide the Debtors’ with working capital to continue their business as a going-concern. Prior to the consummation of the I Squared Infrastructure Sale, the Company had approximately $3.695 billion in principal amount of funded debt. Through a combination of the distribution of proceeds from the I Squared Infrastructure Sale and the balance sheet deleveraging contemplated by the Plan, the Company will reduce its funded debt burden from approximately $2.015 billion to a projected $929 million as of the Effective Date of the Plan. The Debtors believe that any alternative to confirmation of the Plan would result in significant delays, litigation, and additional costs, ultimately jeopardizing the recoveries of the Debtors’ creditors.
Importantly, the Plan provides that all Holders of Class 5, Allowed General Unsecured Claims will be satisfied in the ordinary course of business in accordance with the terms and conditions of the particular transaction and/or agreement or paid in full in Cash, notwithstanding anything in the Plan to the contrary. The Debtors will continue to operate in the ordinary course and its business operations will not be disrupted by the restructuring process.
On September 24, 2021, the Debtors commenced solicitation of votes to accept or reject the Plan from Holders of Claims eligible to vote on the Plan, which included Claims in Class 3 (2018 Credit Facility Claims) and Class 4 (Senior Notes Claims). As of the Petition Date, Holders of more than two-thirds in number and one-half in amount of the voted Claims in each Voting Class voted in favor of the Plan. As a result, the Debtors expect to meet the requirements for confirmation of the Plan.
Hearing on the Adequacy of the Disclosure Statement and Confirmation of the Plan
A hearing on the adequacy of the information in the Disclosure Statement and the confirmation of the Plan (the “Combined Hearing”) will be held before the Honorable Michael E. Wiles, United States Bankruptcy Judge, at the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, NY 10004, on December 15, 2021, at 10:00 a.m. (ET). Please be advised that the Combined Hearing may be continued from time to time by the Court or the Debtors without further notice other than announcement in open court or notice on the Court’s docket.
Information Regarding the Plan
Voting Record Date. The solicitation of votes on the Plan occurred prior to the Petition Date. September 22, 2021 was the date used for determining which Holders of Claims in the Voting Classes were entitled to vote on the Plan.

Objections. The deadline for filing objections (each, an “Objection”) either to the adequacy of the Disclosure Statement or to the confirmation of the Plan is December 8, 2021 at 5:00 p.m. (ET). All Objections must: (a) be in writing; (b) comply with the Bankruptcy Rules, the Local Rules, Chambers’ procedures and any other case management rules and orders of this Court; (c) state the name and address of the objecting party and the amount and nature of the Claim or Interest beneficially owned by such party; (d) state with particularity the legal and factual basis for such objection, and, if practicable, a proposed modification to the Disclosure Statement and/or Plan that would resolve such objection; (e) be filed with the Court with proof of service thereof; and (f) served by personal service or by overnight delivery, so as to be actually received no later than 5:00 p.m. (ET) on December 8, 2021 by the Objection Notice Parties (as defined in the Scheduling Order). The Objection Notice Parties include:
•the Debtors, GTT Communications, Inc., One Pennsylvania Plaza, Suite 1005, New York, NY 10119 (Attn: Douglass Maynard);
•Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036, proposed counsel for the Debtors (Attn: Ira S. Dizengoff, Philip C. Dublin, David H. Botter and Naomi Moss);

•the Office of the U.S. Trustee for Region 2, U.S. Federal Office Building, 201 Varick Street, Suite 1006, New York, New York 10014 (Attn: Greg M. Zipes and Richard C. Morrissey);

•Jones Day, 901 Lakeside Avenue, Cleveland, OH 44114, counsel to the Administrative Agent (Attn: Thomas A. Wilson);

•Reed Smith LLP, 599 Lexington Ave, New York, NY 10022, counsel to the Indenture Trustee (Attn: Kurt F. Gwynne);

•Milbank LLP, 55 Hudson Yards, New York, NY 10001, counsel to the Ad Hoc Lender Group (Attn: Evan Fleck, Lauren C. Doyle, and Brian J. Zucco);

•Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 6th Ave, New York, NY 10019, counsel to the 2020 Ad Hoc Lender Group (Attn: Robert Britton, Karen R. Zeituni, and Joseph M. Graham);

•Latham & Watkins, LLP, 330 N. Wabash Ave., Suite 2800, Chicago, IL 60611, counsel to the Ad Hoc Noteholder Group (Attn: Richard A. Levy, Ted A. Dillman, and Ebba Gebisa); and

•Kirkland & Ellis LLP, 601 Lexington Ave, New York, NY 10022, counsel to I Squared Capital Advisors (US) LLC (Attn: Steven N. Serajeddini and Kevin McClelland).

Effect of the Chapter 11 Filing
The Debtors’ chapter 11 filings automatically stay certain collection and other actions against the Debtors and their property upon commencement of the Chapter 11 Cases; if you attempt to collect a debt or take other action in violation of the Bankruptcy Code, you may be penalized.
Plan and Disclosure Statement
The Plan provides for a reorganization transaction in which:
•Each Holder of an Allowed Other Secured Claim will receive (a) payment in full in Cash, payable on the later of the Effective Date and the date that is ten (10) Business Days after the date on which such Claim becomes an Allowed Claim, in each case, or as soon as reasonably practicable thereafter, (b) reinstatement of such Holder’s Allowed Claim, or (c) such other treatment so as to render such Holder’s Allowed Claim Unimpaired pursuant to Bankruptcy Code section 1124;
•Each Holder of an Allowed Other Priority Claim will receive (a) payment in full in Cash, payable on the later of the Effective Date and the date that is ten (10) Business Days after the date on which such Claim becomes an Allowed Claim, in each case, or as soon as reasonably practicable thereafter, or (b) such other treatment so as to render such Holder’s Allowed Claim Unimpaired pursuant to Bankruptcy Code section 1124;
•Each Holder of an Allowed 2018 Credit Facility Claim will receive (a) its pro rata3 share of and interest in the following: (i) the New GTT Term Loan Facility, (ii) the Secured Claims New Equity Interests, (iii) the Noteholder New Common Equity Investment Cash (if any), (iv) any Excess Cash, and (v) the I Squared Deferred Consideration, in accordance with Section 4.3 of the Plan and (b) Cash (in the currency of the relevant underlying loans) in an amount equal to all accrued but unpaid prepetition interest and, pursuant to the Cash Collateral Orders, postpetition interest with respect to such 2018 Credit Facility Claim at the applicable default interest rate under the Credit Agreement from the Petition Date through and including the Effective Date;
•Each Holder of an Allowed Senior Notes Claim will receive its Pro Rata share of (a) the Noteholder New Equity Interests, (b) the Noteholder Warrants and (c) the right to
3     The relative recoveries among the tranches of 2018 Credit Facility Claims shall be the same pro rata split that was used to effectuate the distribution of proceeds from the I Squared Infrastructure Sale, including through use of the Exchange Rate (as defined in the I Squared Infrastructure Sale Agreement) to calculate the pro rata split. On the Effective Date, each Holder of a given 2018 Credit Facility Claim will receive its pro rata share as calculated based on the proportion such Allowed 2018 Credit Facility Claim (e.g., an Allowed U.S. Term Loan Claim) bears to the aggregate amount of all such Allowed 2018 Credit Facility Claims (e.g., all Allowed U.S. Term Loan Claims). As a result of the Original EMEA Settlement Turnover, Holders of U.S. Secured Claims will receive additional New Equity Interests under the Plan and the Original EMEA Cash Turnover Recipients will receive additional Cash under the Plan.

participate in the Noteholder New Common Equity Investment, in accordance with Section 4.7 of the Plan;
•Each Holder of an Allowed General Unsecured Claims will receive (a) satisfaction of its General Unsecured Claim in full in the ordinary course of business in accordance with the terms and conditions of the particular transaction and/or agreement giving rise to such Allowed General Unsecured Claim or (b) payment in full in Cash on the date such General Unsecured Claim becomes payable as if the Chapter 11 Cases had not been commenced; provided, that notwithstanding anything in the Plan to the contrary claims for rejection damages in connection with any rejected non-residential real property lease, if any, shall be subject to the limitations of the Bankruptcy Code section 502(b)(6);
•Intercompany Claims will, at the option of the Debtors (with the consent of the Required Consenting Creditors, which consent shall not be unreasonably withheld) or the Reorganized Debtors, as applicable, be adjusted, Reinstated, or canceled and released without any distribution;
•Intercompany Interests will, at the option of the Debtors (with the consent of the Required Consenting Creditors, which consent shall not be unreasonably withheld) or the Reorganized Debtors, as applicable, be adjusted, Reinstated, or canceled and released without any distribution; and
•Each Holder of an Allowed Existing GTT Equity Interest/Section 510(b) Claim will receive its Pro Rata share of the Equityholder Warrants.
Only Holders of Allowed 2018 Credit Facility Claims and Allowed Senior Notes Claims (Classes 3 and 4) were entitled to vote to accept or reject the Plan. All other Classes of Claims or Interest were either presumed to accept or deemed to reject the Plan and not entitled to vote. The following are the voting results:

Class	% Amount Accepted	% Number Accepting
Class 3 (2018 Credit Facility Claims)[4]	100	100
Class 4 (Senior Notes Claims)[5]	100	100
CRITICAL INFORMATION REGARDING THE PLAN

ARTICLE 8 OF THE PLAN CONTAINS SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS, AND SECTION 8.3 CONTAINS THIRD-PARTY RELEASES.
UNLESS AN OBJECTION IS TIMELY SERVED AND FILED IN ACCORDANCE WITH THIS NOTICE, IT MAY NOT BE CONSIDERED BY THE COURT.
4     The Holders of 2018 Credit Facility Claims that voted on the Plan hold in excess of 88% of all 2018 Credit Facility Claims.
5     The Holders of Senior Notes Claims that voted on the Plan hold in excess of 88% of all Senior Notes Claims.

YOU ARE ADVISED TO CAREFULLY REVIEW AND CONSIDER THE PLAN, INCLUDING THE DISCHARGE, INJUNCTION, RELEASE AND EXCULPATION PROVISIONS, AS YOUR RIGHTS MAY BE AFFECTED.

SUMMARY OF PLAN TREATMENT6
The following chart summarizes the treatment provided by the Plan to each Class of Claims and Interests:

Class	Claim or Interest	Voting Rights	Treatment	Projected Plan Recovery	Liquidation Recovery
1	Other Secured Claims	Not Entitled to Vote (Presumed to Accept)
Except to the extent that a Holder of an Allowed Other Secured Claim agrees to less favorable treatment, on the Effective Date, or as soon as reasonably practicable thereafter, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Allowed Other Secured Claim, each Holder thereof shall receive, at the option of the applicable Debtor, with the consent of the Required Consenting Creditors (which consent shall not be unreasonably withheld) if on the Effective Date, or the applicable Reorganized Debtor if after the Effective Date, (a) payment in full in Cash, payable on the later of the Effective Date and the date that is ten (10) Business Days after the date on which such Other Secured Claim becomes an Allowed Other Secured Claim or, in each case, as soon as reasonably practicable thereafter, (b) reinstatement of such Holder’s Allowed Other Secured Claim, or (c) such other treatment so as to render such Holder’s Allowed Other Secured Claim Unimpaired pursuant to Bankruptcy Code section 1124.
				100%	100%
6    This is a summary of the provisions contained in the Plan, which does not purport to be a complete description of all the terms and provisions of the Plan or any documents referred therein. To the extent there is a discrepancy between this Combined Hearing Notice and the Plan or the Disclosure Statement, the Plan or the Disclosure Statement, as applicable, shall control. For a more detailed description of the Plan, please refer to the Disclosure Statement.

Class	Claim or Interest	Voting Rights	Treatment	Projected Plan Recovery	Liquidation Recovery
2	Other Priority Claims	Not Entitled to Vote (Presumed to Accept)	Except to the extent that a Holder of an Allowed Other Priority Claim agrees to less favorable treatment, on the Effective Date, or as soon as reasonably practicable thereafter, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Allowed Other Priority Claim, each Holder thereof shall receive at the option of the applicable Debtor, with the consent of the Required Consenting Creditors (which consent shall not be unreasonably withheld) if on the Effective Date, or the applicable Reorganized Debtor if after the Effective Date, (a) payment in full in Cash, payable on the later of the Effective Date and the date that is ten (10) Business Days after the date on which such Other Priority Claim becomes an Allowed Other Priority Claim or, in each case, as soon as reasonably practicable thereafter or (b) such other treatment so as to render such Holder’s Allowed Other Priority Claim Unimpaired pursuant to Bankruptcy Code section 1124.	100%	100%

Class	Claim or Interest	Voting Rights	Treatment	Projected Plan Recovery	Liquidation Recovery
3	2018 Credit Facility Claims	Entitled to Vote (Impaired)
Subject to Section 4.2 of the Plan and except to the extent that a Holder of an Allowed 2018 Credit Facility Claim agrees to less favorable treatment, on the Effective Date, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Allowed 2018 Credit Facility Claim, each Holder of an Allowed 2018 Credit Facility Claim (or its designated Affiliate, managed fund or account or other designee) will receive (1) its pro rata share of and interest in the following: (a) the New GTT Term Loans; (b) the Secured Claims New Equity Interests; (c) the Noteholder New Common Equity Investment Cash (if any); (d) any Excess Cash; (e) the I Squared Deferred Consideration, in accordance with Section 4.3 of the Plan and (2) Cash (in the currency of the relevant underlying loans) in an amount equal to all accrued but unpaid prepetition interest and, pursuant to the Cash Collateral Orders, postpetition interest with respect to such 2018 Credit Facility Claim at the applicable default interest rate under the Credit Agreement from the Petition Date through and including the Effective Date.[7]
				99.2%[8]	63-81%
7     The relative recoveries among the tranches of 2018 Credit Facility Claims shall be the same pro rata split that was used to effectuate the distribution of proceeds from the I Squared Infrastructure Sale, including through use of the Exchange Rate (as defined in the I Squared Infrastructure Sale Agreement) to calculate the pro rata split. On the Effective Date, each Holder of a given 2018 Credit Facility Claim will receive its pro rata share as calculated based on the proportion of such Allowed 2018 Credit Facility Claim (e.g., an Allowed U.S. Term Loan Claim) bears to the aggregate amount of all such Allowed 2018 Credit Facility Claims (e.g., all Allowed U.S. Term Loan Claims). As a result of the Original EMEA Settlement Turnover, Holders of U.S. Secured Claims will receive additional New Equity Interests under the Plan and the Original EMEA Cash Turnover Recipients will receive additional Cash under the Plan.
8     Excess Cash is estimated to be approximately $53 million for purposes of calculating the Projected Plan Recovery for the Class 3 2018 Credit Facility Claims. The actual amount of Excess Cash to be distributed may vary from this estimate.

Class	Claim or Interest	Voting Rights	Treatment	Projected Plan Recovery	Liquidation Recovery
4	Senior Notes Claims	Entitled to Vote (Impaired)	Except to the extent that a Holder of an Allowed Senior Notes Claim agrees to less favorable treatment, on the Effective Date, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Allowed Senior Notes Claim, each Holder of an Allowed Senior Notes Claim shall receive its Pro Rata share of and interest in: (a) the Noteholder New Equity Interests; (b) the Noteholder Warrants; and (c) the right to participate in the Noteholder New Common Equity Investment in accordance with Section 4.7 of the Plan.	17.5%[9]	0%
5	General Unsecured Claims	Not Entitled to Vote (Presumed to Accept)
Except to the extent that a Holder of an Allowed General Unsecured Claim and the Debtor against which such General Unsecured Claim is asserted agree to less favorable treatment, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed General Unsecured Claim, each Holder thereof shall receive (a) satisfaction of its General Unsecured Claim in full in the ordinary course of business in accordance with the terms and conditions of the particular transaction and/or agreement giving rise to such Allowed General Unsecured Claim or (b) payment in full in Cash on the date such General Unsecured Claim becomes payable as if the Chapter 11 Cases had not been commenced; provided, that notwithstanding anything in the Plan to the contrary, Claims for rejection damages in connection with any Unexpired Lease shall be subject to the limitations of Bankruptcy Code section 502(b)(6).
				100%	0%
6	Vacant
7	Intercompany Claims	Not Entitled to Vote (Presumed to Accept / Deemed to Reject)	Subject to the Restructuring Transactions, on the Effective Date, each Intercompany Claim shall, at the option of the applicable Debtor (with the consent of the Required Consenting Creditors, which consent shall not be unreasonably withheld) or Reorganized Debtor, as applicable, be adjusted, Reinstated or canceled and released without any distribution.	100% / 0%	N/A
9     The Projected Plan Recovery for the Senior Notes Claims is based on the principal amount of Senior Notes outstanding and excludes any accrued and unpaid interest.

Class	Claim or Interest	Voting Rights	Treatment	Projected Plan Recovery	Liquidation Recovery
8	Intercompany Interests	Not Entitled to Vote (Presumed to Accept / Deemed to Reject)	Subject to the Restructuring Transactions, on the Effective Date, Intercompany Interests shall, at the option of the applicable Debtor (with the consent of the Required Consenting Creditors, which consent shall not be unreasonably withheld) or the Reorganized Debtor, as applicable, be adjusted, Reinstated or cancelled and released without any distribution.	100% / 0%	N/A
9	Existing GTT Equity Interests/Section 510(b) Claims	Not Entitled to Vote (Deemed to Reject)	Except to the extent that a Holder of an Allowed Existing GTT Equity Interest/Section 510(b) Claim agrees to less favorable treatment, on the Effective Date, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for each Allowed Existing GTT Equity Interest/Section 510(b) Claim, each Holder thereof shall receive its Pro Rata share of the Equityholder Warrants.	N/A	0%
DISCHARGE, INJUNCTIONS, EXCULPATION, AND RELEASES
Please be advised that the Plan, as modified, contains the following release, exculpation, and injunction provisions, which are subject to Bankruptcy Court approval, which approval has not yet been granted:

Relevant Definitions

“Exculpated Party” means each of the following, solely in its capacity as such: (a) the Debtors, (b) the Reorganized Debtors, (c) the members of the Ad Hoc Lender Group, (d) the members of the Ad Hoc Noteholder Group, (e) the members of the 2020 Ad Hoc Lender Group, (f) the Holders of 2020 EMEA Term Loan Claims, (g) the Holders of Original EMEA Term Loan Claims, (h) the Holders of U.S. Term Loan Claims, (i) the Holders of Revolving Claims, (j) the Holders of Hedging Claims, (k) the Holders of Senior Notes Claims, (l) the Administrative Agent, (m) the Indenture Trustee, (n) Spruce House and its Affiliates, (o) the arrangers, bookrunners, underwriters, initial purchasers, agents, indenture trustee, lenders and/or Holders under the New GTT Term Loan Facility and the Exit Revolving Credit Facility and (p) with respect to each of the foregoing Persons in clauses (a) through (o), such Persons’ predecessors, successors, assigns, subsidiaries, affiliates, current and former officers and directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund investment managers, investment advisors or sub-advisors and other professionals, and such Persons’ respective heirs, executors, estates and nominees (each of the forgoing (a) through (p) solely when acting in any such capacities). Notwithstanding anything to the contrary in the foregoing, the Debtors’ third-party accountants, auditors and insurers, and such parties’ predecessors, successors, assigns, subsidiaries, affiliates, current and former officers and directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund investment managers, investment advisors or sub-advisors and other professionals, and such Persons’ respective heirs, executors, estates and nominees, shall not be Exculpated Parties.
“Released Party” means each of the following, solely in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Ad Hoc Lender Group and the members thereof; (d) the 2020 Ad Hoc Lender Group and the members thereof; (e) the Ad Hoc Noteholder Group and the members thereof; (f) the Holders of 2020 EMEA Term Loan Claims; (g) the Holders of Original EMEA Term Loan Claims; (h) the Holders of U.S. Term Loan Claims; (i) the Holders of Revolving Claims; (j) the Holders of Hedging Claims; (k) the Holders of Senior Notes Claims; (l) the Administrative Agent; (m) the Indenture Trustee; (n) the Priming Facility Agent (as defined in the Restructuring Support Agreement); (o) the Priming Facility Lenders (as defined in the Restructuring Support Agreement); (p) the arrangers, bookrunners, underwriters, initial purchasers, agents, indenture trustee, lenders and/or holders under the New GTT Term Loan Facility and the Exit Revolving Credit Facility; (q) the Holders of Existing GTT Equity Interests who opt-in to the releases set forth in the Plan; (r) Spruce House and its Affiliates; and (s) with respect to each of the foregoing Persons in clauses (a) through (r), such Persons’ predecessors, successors, assigns, subsidiaries, affiliates, current and former officers and directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund investment managers, investment advisors or sub-advisors, and other professionals, and such Persons’ respective heirs, executors, estates, and nominees; provided, however, that, notwithstanding the foregoing, any Holder of a Claim or Interest that is not a Releasing Party shall not be a “Released Party”. Notwithstanding anything to the contrary in the foregoing, the Debtors’ third-party accountants, auditors, and insurers, and such parties’ predecessors, successors, assigns, subsidiaries, affiliates, current and former officers and directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund investment managers, investment advisors or sub-advisors, and other professionals, and such Persons’ respective heirs, executors, estates, and nominees, shall not be Released Parties.
“Releasing Party” means each of the following, solely in its capacity as such: (a) the Debtors; (b) the Reorganized Debtors; (c) the Ad Hoc Lender Group and the members thereof; (d) the 2020 Ad Hoc Lender Group and the members thereof; (e) the Ad Hoc Noteholder Group and the members thereof; (f) the Holders of all Claims or Interests who vote to accept the Plan and do not opt out of granting the releases set forth in the Plan; (g) the Holders of all Claims or Interests whose vote to accept or reject the Plan is solicited but who do not vote either to accept or to reject the Plan; (h) the Holders of all Claims or Interests who vote to reject the Plan but do not opt out of granting the releases set forth in the Plan; (i) the Holders of Existing GTT Equity

Interests who opt-in to the releases set forth in the Plan; (j) the Administrative Agent; (k) the Indenture Trustee; (l) the Priming Facility Agent; (m) the Priming Facility Lenders; (n) the arrangers, bookrunners, underwriters, initial purchasers, agents, indenture trustee, lenders, and/or holders under the New GTT Term Loan Facility and the Exit Revolving Credit Facility; (o) Spruce House and its Affiliates; and (p) with respect to each of the foregoing Persons in clauses (a) through (o), such Persons’ predecessors, successors, assigns, subsidiaries, affiliates, current and former officers and directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund investment managers, investment advisors or sub-advisors, and other professionals, and such Persons’ respective heirs, executors, estates, and nominees, in each case, solely in their respective capacities as such with respect to such Person and solely to the extent such Person has the authority to bind them in such capacity. Notwithstanding anything to the contrary in the foregoing, the Debtors’ third-party accountants, auditors, and insurers, and such parties’ predecessors, successors, assigns, subsidiaries, affiliates, current and former officers and directors, principals, equity holders, members, partners, managers, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund investment managers, investment advisors or sub-advisors, and other professionals, and such Persons’ respective heirs, executors, estates, and nominees, shall not be Releasing Parties.
8.1    Discharge of Claims and Termination of Interests; Compromise and Settlement of Claims, Interests, and Controversies
    Except as otherwise specifically provided in the Plan or in any contract, instrument or other agreement or document created pursuant to the Plan (including the New GTT Financing Documentation and the New Corporate Governance Documents): (a) the distributions, rights and treatment that are provided in the Plan shall be in complete satisfaction, discharge and release, effective as of the Effective Date, of any and all Claims (including any Intercompany Claims Reinstated, cancelled, released, resolved or compromised (consistent with the Restructuring Transactions) after the Effective Date by the Reorganized Debtors), Interests (including any Intercompany Interests Reinstated or cancelled and released (consistent with the Restructuring Transactions) after the Effective Date by the Reorganized Debtors) and Causes of Action against the Debtors of any nature whatsoever including demands, liabilities and Causes of Action that arose before the Effective Date, any liability (including withdrawal liability) to the extent such liability relates to services performed by employees of the Debtors prior to the Effective Date and that arises from a termination of employment, any contingent or noncontingent liability on account of representations or warranties issued on or before the Effective Date, all debts of the kind specified in Bankruptcy Code sections 502(g), 502(h) or 502(i), any interest accrued on Claims or Interests from and after the Petition Date and all other liabilities against, Liens on, obligations of, rights against and Interests in, the Debtors or any of their assets or properties; (b) the Plan shall bind all Holders of Claims and Interests; (c) all Claims and Interests shall be satisfied, discharged and released in full, and the Debtors’ liability with respect thereto shall be extinguished completely, including any liability of the kind specified under Bankruptcy Code section 502(g); and (d) all Entities shall be precluded from asserting against the Debtors, the

Debtors’ Estates, the Reorganized Debtors, their successors and assigns and their assets and properties any other Claims or Interests based upon any documents, instruments or any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date, in each case regardless of whether or not: (i) a Proof of Claim or Proof of Interest based upon such debt, right or Interest is Filed or deemed Filed pursuant to Bankruptcy Code section 501; (ii) a Claim or Interest based upon such debt, right or Interest is Allowed pursuant to Bankruptcy Code section 502; (iii) the Holder of such a Claim or Interest has accepted, rejected or failed to vote to accept or reject the Plan; or (iv) any property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the occurrence of the Effective Date.
    Pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided pursuant to the Plan, the provisions of the Plan shall constitute a good faith compromise of all Claims, Interests and controversies relating to the contractual, legal and subordination rights that a Holder of a Claim or Interest may have with respect to any Allowed Claim or Interest, or any distribution to be made on account of such Allowed Claim or Interest. The entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of the compromise or settlement of all such Claims, Interests and controversies, as well as a finding by the Bankruptcy Court that each such compromise or settlement is in the best interests of the Debtors, their Estates and Holders of Claims and Interests and is fair, equitable and reasonable. In accordance with the provisions of the Plan, pursuant to Bankruptcy Rule 9019, without any further notice to or action, order or approval of the Bankruptcy Court, after the Effective Date, the Reorganized Debtors may compromise and settle Claims against the Debtors and their Estates and Causes of Action against other Entities.
8.2    Releases by the Debtors

NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, PURSUANT TO BANKRUPTCY CODE SECTION 1123(B), FOR GOOD AND VALUABLE CONSIDERATION, ON AND AFTER THE EFFECTIVE DATE, EACH RELEASED PARTY IS DEEMED CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASED AND DISCHARGED, BY AND ON BEHALF OF THE DEBTORS AND THEIR ESTATES, IN EACH CASE ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS, ASSIGNS AND REPRESENTATIVES AND ANY AND ALL OTHER PERSONS THAT MAY PURPORT TO ASSERT ANY CAUSE OF ACTION DERIVATIVELY, BY OR THROUGH THE FOREGOING PERSONS, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION WHATSOEVER (INCLUDING ANY DERIVATIVE CLAIMS, ASSERTED OR ASSERTABLE ON BEHALF OF THE DEBTORS OR THEIR ESTATES), WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ASSERTED OR UNASSERTED, ACCRUED OR UNACCRUED, EXISTING OR HEREINAFTER ARISING, WHETHER IN LAW OR EQUITY, WHETHER SOUNDING IN TORT OR CONTRACT, WHETHER ARISING UNDER FEDERAL OR STATE STATUTORY OR

COMMON LAW, OR ANY OTHER APPLICABLE INTERNATIONAL, FOREIGN OR DOMESTIC LAW, RULE, STATUTE, REGULATION, TREATY, RIGHT, DUTY, REQUIREMENT OR OTHERWISE, THAT THE DEBTORS, THEIR ESTATES, OR THEIR AFFILIATES, HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS, ASSIGNS, MANAGERS, ACCOUNTANTS, ATTORNEYS, REPRESENTATIVES, CONSULTANTS, AGENTS AND ANY OTHER PERSONS CLAIMING UNDER OR THROUGH THEM WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR INTEREST OR OTHER PERSON, BASED ON OR RELATING TO, OR IN ANY MANNER ARISING FROM, IN WHOLE OR IN PART, THE DEBTORS OR THEIR ESTATES, THE CHAPTER 11 CASES, THE RESTRUCTURING TRANSACTIONS, THE PURCHASE, SALE OR RESCISSION OF THE PURCHASE OR SALE OF ANY SECURITY OF THE DEBTORS, THE SUBJECT MATTER OF, OR THE TRANSACTIONS OR EVENTS GIVING RISE TO, ANY CLAIM OR INTEREST THAT IS TREATED UNDER THE PLAN, THE BUSINESS OR CONTRACTUAL ARRANGEMENTS OR INTERACTIONS BETWEEN THE DEBTORS AND ANY RELEASED PARTY, THE RESTRUCTURING OF ANY CLAIM OR INTEREST BEFORE OR DURING THE CHAPTER 11 CASES, THE NEGOTIATION, FORMULATION, PREPARATION OR CONSUMMATION OF THE RESTRUCTURING SUPPORT AGREEMENT, THE RESTRUCTURING TRANSACTIONS, THE CASH COLLATERAL ORDERS, THE DISCLOSURE STATEMENT, THE PLAN SUPPLEMENT, THE PLAN AND RELATED AGREEMENTS, INSTRUMENTS, AND OTHER DOCUMENTS, THE SOLICITATION OF VOTES WITH RESPECT TO THE PLAN, THE NEW GTT FINANCING DOCUMENTATION, THE NEW CORPORATE GOVERNANCE DOCUMENTS AND ALL OTHER DEFINITIVE DOCUMENTS, IN ALL CASES BASED UPON ANY ACT OR OMISSION, TRANSACTION, AGREEMENT, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR BEFORE THE EFFECTIVE DATE; PROVIDED, THAT THE RELEASES PROVIDED IN SECTION 8.2 OF THE PLAN SHALL NOT AFFECT THE RELEASING PARTIES’ RIGHTS THAT REMAIN IN EFFECT FROM AND AFTER THE EFFECTIVE DATE TO ENFORCE THE PLAN, THE DEFINITIVE DOCUMENTS AND THE OBLIGATIONS CONTEMPLATED BY THE RESTRUCTURING TRANSACTIONS OR AS OTHERWISE PROVIDED IN ANY ORDER OF THE BANKRUPTCY COURT.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE DEBTOR RELEASES SHALL NOT BE CONSTRUED AS RELEASING ANY RELEASED PARTY FROM ANY CLAIM OR CAUSE OF ACTION ARISING FROM AN ACT OR OMISSION THAT IS DETERMINED BY A FINAL ORDER TO HAVE CONSTITUTED ACTUAL FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

ENTRY OF THE CONFIRMATION ORDER SHALL CONSTITUTE THE BANKRUPTCY COURT’S APPROVAL, PURSUANT TO BANKRUPTCY RULE 9019, OF THE DEBTOR RELEASES, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED IN THE PLAN, AND FURTHER, SHALL CONSTITUTE THE BANKRUPTCY COURT’S FINDING THAT THE DEBTOR RELEASES ARE: (A) IN EXCHANGE FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE RELEASED PARTIES, INCLUDING, WITHOUT

LIMITATION, THE RELEASED PARTIES’ CONTRIBUTIONS TO FACILITATING THE RESTRUCTURING TRANSACTIONS AND IMPLEMENTING THE PLAN; (B) A GOOD FAITH SETTLEMENT AND COMPROMISE OF THE CLAIMS RELEASED BY THE DEBTOR RELEASES; (C) IN THE BEST INTERESTS OF THE DEBTORS, THEIR ESTATES AND ALL HOLDERS OF CLAIMS AND INTERESTS; (D) FAIR, EQUITABLE AND REASONABLE; (E) GIVEN AND MADE AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (F) A BAR TO ANY OF THE DEBTORS, THE REORGANIZED DEBTORS OR THE DEBTORS’ ESTATES ASSERTING ANY CLAIM OR CAUSE OF ACTION RELEASED PURSUANT TO THE DEBTOR RELEASES.
8.3    Releases by Holders of Claims and Interests
NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, AS OF THE EFFECTIVE DATE, AND TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, EACH RELEASED PARTY IS DEEMED CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASED AND DISCHARGED, BY THE RELEASING PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS, ASSIGNS AND REPRESENTATIVES AND ANY AND ALL OTHER PERSONS THAT MAY PURPORT TO ASSERT ANY CAUSE OF ACTION DERIVATIVELY, BY OR THROUGH THE FOREGOING PERSONS, IN EACH CASE SOLELY TO THE EXTENT OF THE RELEASING PARTIES’ AUTHORITY TO BIND ANY OF THE FOREGOING, INCLUDING PURSUANT TO AGREEMENT OR APPLICABLE NON-BANKRUPTCY LAW, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION WHATSOEVER (INCLUDING ANY DERIVATIVE CLAIMS, ASSERTED OR ASSERTABLE ON BEHALF OF THE DEBTORS OR THEIR ESTATES), WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ASSERTED OR UNASSERTED, ACCRUED OR UNACCRUED, EXISTING OR HEREINAFTER ARISING, WHETHER IN LAW OR EQUITY, WHETHER SOUNDING IN TORT OR CONTRACT, WHETHER ARISING UNDER FEDERAL OR STATE STATUTORY OR COMMON LAW, OR ANY OTHER APPLICABLE INTERNATIONAL, FOREIGN OR DOMESTIC LAW, RULE, STATUTE, REGULATION, TREATY, RIGHT, DUTY, REQUIREMENT OR OTHERWISE, THAT SUCH PARTIES OR THEIR ESTATES, AFFILIATES, HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS, ASSIGNS, MANAGERS, ACCOUNTANTS, ATTORNEYS, REPRESENTATIVES, CONSULTANTS, AGENTS AND ANY OTHER PERSONS CLAIMING UNDER OR THROUGH THEM WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT IN THEIR OWN RIGHT (WHETHER INDIVIDUALLY OR COLLECTIVELY) OR ON BEHALF OF THE HOLDER OF ANY CLAIM OR INTEREST OR OTHER PERSON, BASED ON OR RELATING TO, OR IN ANY MANNER ARISING FROM, IN WHOLE OR IN PART, THE DEBTORS OR THEIR ESTATES, THE CHAPTER 11 CASES, THE RESTRUCTURING TRANSACTIONS, THE PURCHASE, SALE OR RESCISSION OF THE PURCHASE OR SALE OF ANY SECURITY OF THE DEBTORS, THE SUBJECT MATTER OF, OR THE TRANSACTIONS OR EVENTS GIVING RISE TO, ANY CLAIM OR INTEREST THAT IS TREATED UNDER THE PLAN, THE BUSINESS OR CONTRACTUAL ARRANGEMENTS OR INTERACTIONS BETWEEN

THE DEBTORS AND ANY RELEASED PARTY, THE RESTRUCTURING OF ANY CLAIM OR INTEREST BEFORE OR DURING THE CHAPTER 11 CASES, THE NEGOTIATION, FORMULATION, PREPARATION OR CONSUMMATION OF THE RESTRUCTURING SUPPORT AGREEMENT, THE RESTRUCTURING TRANSACTIONS, THE CASH COLLATERAL ORDERS, THE DISCLOSURE STATEMENT, THE PLAN SUPPLEMENT, THE PLAN AND RELATED AGREEMENTS, INSTRUMENTS AND OTHER DOCUMENTS, THE SOLICITATION OF VOTES WITH RESPECT TO THE PLAN, THE NEW GTT FINANCING DOCUMENTATION, THE NEW CORPORATE GOVERNANCE DOCUMENTS AND ALL OTHER DEFINITIVE DOCUMENTS, IN ALL CASES BASED UPON ANY ACT OR OMISSION, TRANSACTION, AGREEMENT, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR BEFORE THE EFFECTIVE DATE; PROVIDED, THAT THE RELEASES PROVIDED IN SECTION 8.3 OF THE PLAN SHALL NOT AFFECT THE RELEASING PARTIES’ RIGHTS THAT REMAIN IN EFFECT FROM AND AFTER THE EFFECTIVE DATE TO ENFORCE THE PLAN, THE DEFINITIVE DOCUMENTS AND THE OBLIGATIONS CONTEMPLATED BY THE RESTRUCTURING TRANSACTIONS OR AS OTHERWISE PROVIDED IN ANY ORDER OF THE BANKRUPTCY COURT.
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RELEASES SET FORTH IN THE PRECEDING PARAGRAPH SHALL NOT BE CONSTRUED AS RELEASING ANY RELEASED PARTY FROM ANY CLAIM OR CAUSE OF ACTION ARISING FROM AN ACT OR OMISSION THAT IS DETERMINED BY A FINAL ORDER TO HAVE CONSTITUTED ACTUAL FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.
FOR THE AVOIDANCE OF DOUBT, THE ONLY PARTIES THAT ARE BOUND BY THE RELEASES PROVIDED IN SECTION 8.3 OF THE PLAN ARE: (I) THE RELEASED PARTIES; (II) PARTIES WHO ARE ENTITLED TO VOTE ON THE PLAN AND DO NOT OPT-OUT OF THE THIRD-PARTY RELEASES IN A TIMELY AND PROPERLY SUBMITTED BALLOT; AND (III) HOLDERS OF EXISTING GTT EQUITY INTERESTS WHO OPT-IN TO THE THIRD-PARTY RELEASES BY SUBMITTING A DULY COMPLETED EQUITY OPT-IN FORM.
ENTRY OF THE CONFIRMATION ORDER SHALL CONSTITUTE THE BANKRUPTCY COURT’S APPROVAL, PURSUANT TO BANKRUPTCY RULE 9019, OF THE THIRD-PARTY RELEASES, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED IN THE PLAN, AND, FURTHER, SHALL CONSTITUTE THE BANKRUPTCY COURT’S FINDING THAT THE THIRD-PARTY RELEASES ARE: (A) CONSENSUAL; (B) ESSENTIAL TO THE CONFIRMATION OF THE PLAN; (C) GIVEN IN EXCHANGE FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE RELEASED PARTIES, INCLUDING, WITHOUT LIMITATION, THE RELEASED PARTIES’ CONTRIBUTIONS TO FACILITATING THE RESTRUCTURING TRANSACTIONS AND IMPLEMENTING THE PLAN; (D) A GOOD FAITH SETTLEMENT AND COMPROMISE OF THE CLAIMS RELEASED BY THE THIRD-PARTY RELEASES; (E) IN THE BEST INTERESTS OF THE DEBTORS, THEIR ESTATES AND ALL HOLDERS OF CLAIMS AND INTERESTS; (F)

FAIR, EQUITABLE AND REASONABLE; (G) GIVEN AND MADE AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (H) A BAR TO ANY OF THE RELEASING PARTIES ASSERTING ANY CLAIM OR CAUSE OF ACTION RELEASED PURSUANT TO THE THIRD-PARTY RELEASES.
8.4    I Squared Release
Except to the extent expressly preserved pursuant to the I Squared Infrastructure Sale Agreement or the other I Squared Infrastructure Sale Transaction Documents, on the Effective Date, each SPA Releasing Party, to the fullest extent permissible under applicable law, mutually releases and discharges each SPA Released Party from any and all Claims (as defined in the I Squared Infrastructure Sale Agreement) and Causes of Action, whether known or unknown, including any derivative claims that such SPA Releasing Party would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Sellers’ and the Sellers’ Group’s (including, in each instance, the management, ownership or operation thereof) restructuring efforts, the formulation, preparation, dissemination, negotiation or filing of the Restructuring Support Agreement, or any contract, instrument, release or other agreement or document created or entered into in connection with the I Squared Infrastructure Sale Agreement, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the implementation of the Transaction and any other act or omission, transaction, agreement, event or other occurrence taking place on or before the Completion Date related or relating to the foregoing; provided that this paragraph and/or any other provisions of the Plan shall not relieve any SPA Released Party from any obligations under, or otherwise affect the terms and conditions of, the I Squared Infrastructure Sale Agreement and/or the other I Squared Infrastructure Sale Transaction Documents or otherwise release any claims or Causes of Action related to such obligations.
To the fullest extent permissible under applicable law, except as otherwise provided in the I Squared Infrastructure Sale Agreement and/or the other I Squared Infrastructure Sale Transaction Documents, on the Effective Date, none of the SPA Released Parties shall have or incur any liability to, or be subject to any right of action by, any Holder of a Claim against, or Equity Interest in, any of the Sellers or the Sellers’ Group or any other party in interest, or any of their respective employees, representatives, financial advisors, attorneys or agents, acting in such capacity, or any of their successors and assigns, for any act or omission in connection with, related to or arising out of, the investigation, formulation, preparation, negotiation, execution, delivery, implementation or consummation of the transactions contemplated by the I Squared Infrastructure Sale Agreement, including, without limitation, the Transaction, the assumption or assumption and assignment of any Executory Contracts or Unexpired Leases, or any other contract, instrument, release, agreement, settlement or document created, modified, amended, terminated or entered into in connection with the I Squared Infrastructure Sale Agreement, or any other act or omission in connection with the foregoing; provided, that this paragraph and/or any other provisions of the Plan shall not relieve any SPA Released Party from any obligations under, or otherwise affect the terms and conditions of, I Squared Infrastructure Sale Agreement and/or the other I Squared Infrastructure Sale Transaction Documents or otherwise release any claims or Causes of Action related to such obligations.

8.5    Exculpation
NOTWITHSTANDING ANYTHING CONTAINED IN THE PLAN TO THE CONTRARY, AND WITHOUT LIMITING ANY RELEASE, INDEMNITY, EXCULPATION OR LIMITATION OF LIABILITY OTHERWISE SET FORTH IN THE PLAN OR IN ANY APPLICABLE LAW OR RULES, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, NO EXCULPATED PARTY SHALL HAVE OR INCUR LIABILITY FOR, AND EACH EXCULPATED PARTY IS RELEASED AND EXCULPATED FROM, ANY CAUSE OF ACTION FOR ANY CLAIM RELATED TO ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO OR ARISING OUT OF, THE NEGOTIATION, EXECUTION, AND IMPLEMENTATION OF ANY TRANSACTIONS APPROVED BY THE BANKRUPTCY COURT IN THESE CHAPTER 11 CASES, INCLUDING THE SOLICITATION OF VOTES FOR THE PLAN OR OTHER ACTIONS TAKEN IN FURTHERANCE OF CONFIRMATION OR CONSUMMATION OF THE PLAN, THE CASH COLLATERAL ORDERS, THE DISCLOSURE STATEMENT, THE PLAN, THE PLAN SUPPLEMENT, THE RESTRUCTURING SUPPORT AGREEMENT, THE EXIT REVOLVING CREDIT FACILITY, THE NEW GTT TERM LOAN FACILITY, THE NOTEHOLDER WARRANTS, THE EQUITYHOLDER WARRANTS OR ANY RESTRUCTURING TRANSACTION, CONTRACT, INSTRUMENT, RELEASE OR OTHER AGREEMENT OR DOCUMENT CREATED OR ENTERED INTO IN CONNECTION WITH THE RESTRUCTURING SUPPORT AGREEMENT, THE DISCLOSURE STATEMENT, THE PLAN, THE PLAN SUPPLEMENT, THE EXIT REVOLVING CREDIT FACILITY, THE NEW GTT TERM LOAN FACILITY, THE NEW GTT FINANCING DOCUMENTATION, THE NOTEHOLDER WARRANTS, THE NOTEHOLDER WARRANT AGREEMENT, THE EQUITYHOLDER WARRANTS, THE EQUITYHOLDER WARRANT AGREEMENT, THE PURSUIT OF CONFIRMATION, THE PURSUIT OF CONSUMMATION, THE ADMINISTRATION AND IMPLEMENTATION OF THE PLAN, INCLUDING THE ISSUANCE OR DISTRIBUTION OF DEBT (INCLUDING THE EXIT REVOLVING CREDIT FACILITY AND THE NEW GTT TERM LOAN FACILITY) AND/OR SECURITIES (INCLUDING THE NEW EQUITY INTERESTS, THE NOTEHOLDER WARRANTS AND EQUITYHOLDER WARRANTS) PURSUANT TO THE PLAN, OR THE DISTRIBUTION OF PROPERTY UNDER THE PLAN OR ANY OTHER RELATED AGREEMENT, OR UPON ANY OTHER RELATED ACT OR OMISSION, TRANSACTION, AGREEMENT, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR BEFORE THE EFFECTIVE DATE, EXCEPT FOR CLAIMS RELATED TO ANY ACT OR OMISSION THAT IS DETERMINED IN A FINAL ORDER BY A COURT OF COMPETENT JURISDICTION TO HAVE CONSTITUTED ACTUAL FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, BUT IN ALL RESPECTS SUCH ENTITIES SHALL BE ENTITLED TO REASONABLY RELY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES PURSUANT TO THE PLAN.
THE EXCULPATED PARTIES HAVE, AND UPON CONFIRMATION OF THE PLAN SHALL BE DEEMED TO HAVE, PARTICIPATED IN GOOD FAITH AND IN COMPLIANCE WITH THE APPLICABLE LAWS WITH REGARD TO THE SOLICITATION OF VOTES ON, AND DISTRIBUTION OF CONSIDERATION PURSUANT

TO, THE PLAN AND, THEREFORE, ARE NOT, AND ON ACCOUNT OF SUCH DISTRIBUTIONS SHALL NOT BE, LIABLE AT ANY TIME FOR THE VIOLATION OF ANY APPLICABLE LAW, RULE OR REGULATION GOVERNING THE SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE PLAN OR SUCH DISTRIBUTIONS MADE PURSUANT TO THE PLAN. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE EXCULPATION SET FORTH ABOVE DOES NOT RELEASE OR EXCULPATE ANY CLAIM RELATING TO ANY POST-EFFECTIVE DATE OBLIGATIONS OF ANY PARTY OR ENTITY UNDER THE PLAN, ANY RESTRUCTURING TRANSACTION, OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT (INCLUDING THE NEW GTT FINANCING DOCUMENTATION AND OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS SET FORTH IN THE PLAN SUPPLEMENT) EXECUTED TO IMPLEMENT THE PLAN.
8.6    Injunction
EXCEPT AS OTHERWISE PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, ALL ENTITIES WHO HAVE HELD, HOLD OR MAY HOLD CLAIMS, INTERESTS, CAUSES OF ACTION OR LIABILITIES THAT: (A) ARE SUBJECT TO COMPROMISE AND SETTLEMENT PURSUANT TO THE TERMS OF THE PLAN; (B) HAVE BEEN RELEASED PURSUANT TO SECTION 8.2 OF THE PLAN; (C) HAVE BEEN RELEASED PURSUANT TO SECTION 8.3 OF THE PLAN; (D) HAVE BEEN RELEASED PURSUANT TO SECTION 8.4 OF THE PLAN; (E) ARE SUBJECT TO EXCULPATION PURSUANT TO SECTIONS 6.4 AND 8.5 OF THE PLAN; OR (F) ARE OTHERWISE RELEASED, SUBJECT TO EXCULPATION, DISCHARGED, SATISFIED, STAYED OR TERMINATED PURSUANT TO THE TERMS OF THE PLAN, ARE PERMANENTLY ENJOINED AND PRECLUDED, FROM AND AFTER THE EFFECTIVE DATE, FROM TAKING ANY OF THE FOLLOWING ACTIONS AGAINST, AS APPLICABLE, THE DEBTORS, THE REORGANIZED DEBTORS, THE RELEASED PARTIES, OR THE EXCULPATED PARTIES: (1) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH CLAIMS OR INTERESTS; (2) ENFORCING, ATTACHING, COLLECTING OR RECOVERING BY ANY MANNER OR MEANS ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST SUCH ENTITIES ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH CLAIMS OR INTERESTS; (3) CREATING, PERFECTING OR ENFORCING ANY ENCUMBRANCE OF ANY KIND AGAINST SUCH ENTITIES OR THE PROPERTY OR ESTATES OF SUCH ENTITIES ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH CLAIMS OR INTERESTS; (4) ASSERTING ANY RIGHT OF SETOFF, SUBROGATION OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE FROM SUCH ENTITIES OR AGAINST THE PROPERTY OF SUCH ENTITIES ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH CLAIMS OR INTERESTS UNLESS SUCH ENTITY HAS TIMELY ASSERTED SUCH SETOFF RIGHT IN A DOCUMENT FILED WITH THE BANKRUPTCY COURT EXPLICITLY PRESERVING SUCH SETOFF, AND NOTWITHSTANDING AN INDICATION OF A CLAIM OR INTEREST OR OTHERWISE THAT SUCH ENTITY

ASSERTS, HAS, OR INTENDS TO PRESERVE ANY RIGHT OF SETOFF PURSUANT TO APPLICABLE LAW OR OTHERWISE; AND (5) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND ON ACCOUNT OF OR IN CONNECTION WITH OR WITH RESPECT TO ANY SUCH CLAIMS OR INTERESTS DISCHARGED, RELEASED, EXCULPATED OR SETTLED PURSUANT TO THE PLAN.
8.7    Protection Against Discriminatory Treatment
In accordance with Bankruptcy Code section 525, and consistent with paragraph 2 of Article VI of the United States Constitution, no Governmental Unit shall discriminate against any Reorganized Debtor, or any Entity with which a Reorganized Debtor has been or is associated, solely because such Reorganized Debtor was a debtor under chapter 11, may have been insolvent before the commencement of the Chapter 11 Cases (or during the Chapter 11 Cases but before such Debtor was granted or denied a discharge) or has not paid a debt that is dischargeable in the Chapter 11 Cases.
8.8    Release of Liens
Except as otherwise specifically provided in the Plan, the New GTT Financing Documentation (including in connection with any express written amendment of any mortgage, deed of trust, Lien, pledge or other security interest under the Exit Revolver Documentation or the New GTT Term Loan Documentation), or in any contract, instrument, release, or other agreement or document created pursuant to the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, all mortgages, deeds of trust, Liens, pledges or other security interests against any property of the Estates shall be fully released and discharged, and all of the right, title, and interest of any Holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns, in each case, without any further approval or order of the Bankruptcy Court and without any action or Filing being required to be made by the Debtors, the Administrative Agent or any other Holder of a Secured Claim. In addition, at the sole expense of the Debtors or Reorganized Debtors, the Administrative Agent shall execute and deliver all documents reasonably requested by the Debtors, Reorganized Debtors or administrative agents for the Exit Revolving Credit Facility or the New GTT Term Loan Facility to evidence the release of such mortgages, deeds of trust, Liens, pledges, and other security interests and shall authorize the Reorganized Debtors and their designees to file UCC-3 termination statements and other release documentation (to the extent applicable) with respect thereto.
8.9    Reimbursement or Contribution
If the Bankruptcy Court disallows a Claim for reimbursement or contribution of an Entity pursuant to Bankruptcy Code section 502(e)(1)(B), then to the extent that such Claim is contingent as of the Effective Date, such Claim shall be forever disallowed notwithstanding Bankruptcy Code section 502(j), unless prior to the Effective Date (a) such Claim has been adjudicated as non-contingent, or (b) the relevant Holder of a Claim has filed a non-contingent Proof of Claim on account of such Claim and a Final Order has been entered determining such Claim as no longer contingent.
8.10    Recoupment
In no event shall any Holder of a Claim be entitled to recoup such Claim against any Claim, right, or Cause of Action of the Debtors or the Reorganized Debtors, as applicable, unless such Holder actually has performed such recoupment and provided notice thereof in writing to the Debtors on or before the Confirmation Date, notwithstanding any indication in any Proof of Claim or otherwise that such Holder asserts, has, or intends to preserve any right of recoupment.
8.11    SEC
Notwithstanding any language to the contrary contained in the Disclosure Statement, Plan or Confirmation Order, no provision shall (i) preclude the SEC from enforcing its police or regulatory powers; or, (ii) enjoin, limit, impair or delay the SEC from commencing or continuing any claims, causes of action, proceeding or investigations against any non-debtor person or non-debtor entity in any forum.
Assumption of Executory Contracts and Unexpired Leases
On the Effective Date, except as otherwise provided in the Plan, each Executory Contract and Unexpired Lease shall be deemed assumed, without the need for any further notice to or action, order or approval of the Bankruptcy Court, as of the Effective Date, pursuant to Bankruptcy Code section 365, unless such Executory Contract or Unexpired Lease: (a) was previously assumed or rejected; (b) previously expired or terminated pursuant to its own terms; (c) was the subject of a motion to reject, which motion was Filed on or before the Confirmation Date; (d) is the subject of a motion to assume or assume and assign, which motion was Filed on or before the Confirmation Date; or (e) is designated specifically, or by category, as an Executory Contract or Unexpired Lease on the Schedule of Rejected Executory Contracts and Unexpired Leases.
For additional information regarding the assumption, rejection or Cure of Executory Contracts and Unexpired Leases, please see sections 5.1, 5.2, and 5.3 of the Plan, available for free at https://cases.primeclerk.com/gtt.
Section 341(a) Meeting
A meeting of creditors and/or equity holders pursuant to section 341 of the Bankruptcy Code (a “341 Meeting”) will be convened on December 22, 2021 at 12 p.m. (prevailing Eastern Time). The Debtors will file, serve on the parties on whom they served this notice and post on the case website at https://cases.primeclerk.com/gtt, not less than seven (7) days before the date scheduled for such meeting, a notice of the date, time and place of such 341 Meeting. The Debtors’ representative, as specified in Rule 9001(5) of the Federal Rules of Bankruptcy Procedure, is required to appear at a 341 Meeting for the purpose of being examined under oath. Attendance by creditors or equity holders, as applicable, at the meeting is welcomed, but not required. The meeting may be adjourned or continued from time to time by notice at the 341 Meeting, without further notice to creditors or equity holders, as applicable. If the Plan is confirmed prior to December 22, 2021, the 341 Meeting will be cancelled.

Dated: October 31, 2021 New York, New York	AKIN GUMP STRAUSS HAUER & FELD LLP

By: /s/ Philip C. Dublin
Ira S. Dizengoff
Philip C. Dublin
David H. Botter
Naomi Moss
One Bryant Park
New York, New York 10036
Telephone: (212) 872-1000
Facsimile: (212) 872-1002
idizengoff@akingump.com
pdublin@akingump.com
dbotter@akingump.com
nmoss@akingump.com

Proposed Counsel to the Debtors and Debtors in Possession

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